UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Address of principal executive office) (Zip code)

Mareile Cusack 200 East Randolph Drive Suite 2900 Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don Seyfarth Shaw LLP 131 South Dearborn Street Suite 2400 Chicago, IL 60603

Registrant’s telephone number, including area code:		(312) 726-0140

Date of fiscal year end:	September 30, 2008

Date of reporting period:	September 30, 2008

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Annual Report
September 30, 2008

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Annual Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies. Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on in-vestments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended September 30, 2008, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were -26.55%, +3.04% and +7.83%; and -20.49%, +3.63% and +7.55%, respectively. For the period ended September 30, 2008, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -16.08% and +0.60%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2007, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.03% and 1.12%, respectively. As of September 30, 2007, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.63%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance such expenses will be limited. Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the prospectus carefully before investing. Distributed by Ariel Distributors, LLC.

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

CONTENTS

2	The Patient Investor

5	Company Spotlights

8	Statistical Summaries

11	Annual Report

Turtle Talk with our Investment Specialists

I’m an investor in both Ariel Fund and Ariel Appreciation Fund and am thinking about adding Ariel Focus Fund to my portfolio. Given recent events in the stock market, is now the right time to invest?

—Corine L., via email

Shanita: Pessimism and unprecedented volatility have characterized the stock market over the last several months—unnerving even the most sophisticated investors. In these times of great uncertainty, we recommend revisiting the basic tenets of value investing for some perspective.

One of the great value investors, Sir John Templeton, once said, “The time of maximum pessimism is the best time to buy, and the time of maximum optimism is the best time to sell.” Admittedly, this can be very difficult to do in practice, but it is worth overcoming your hesitation if you have a long-term horizon. In fact, as a byproduct of the recent market volatility, many quality companies are now selling at bargain basement prices, presenting compelling opportunities for long-term investors.

When looking at your own investments, diversification is an important way to minimize risk and take advantage of opportunities in the market. While Ariel Fund and Ariel Appreciation Fund invest in smaller and medium sized companies, Ariel Focus Fund invests in medium to large companies, offering a nice complement to your existing line-up.

As you may know, Ariel Focus Fund recently celebrated its three year anniversary and is now ranked by preeminent fund tracker, Morningstar. By adding this Fund, not only can you diversify your portfolio through Ariel Investments, but you can also benefit from Ariel Focus Fund’s talented portfolio managers—Charlie Bobrinskoy, Vice Chairman and Director of Research, and Tim Fidler, Senior Vice President. Together, they co-manage the fund and have over 40 years of collective industry experience. Best of all, you can invest with as little as $50 per month by enrolling in an Automatic Investment Program (AIP).*

To learn more about Ariel Focus Fund, call us toll-free at 800.292.7435 or visit our award-winning website, arielinvestments.com.

*Please note that a periodic investment plan does not assure a profit or protect against loss in declining markets.

Not Part of the Annual Report	25 years of patient investing

Dear Fellow Shareholder: In an increasingly eventful quarter ending September 30, 2008, the broad market as measured by the Standard & Poor’s 500 Index declined -8.37% while the average U.S. stock mutual fund tracked by Morningstar, Inc. dropped -10.22%. By comparison, our funds fared better. More specifically, the small-to-mid-sized issues comprising Ariel Fund declined -2.38% for the quarter, which was in between the Fund’s benchmarks. The Russell 2500 Value Index lost -1.22% while the Russell 2500 Index dropped -6.72%. Meanwhile, the mid-cap holdings in Ariel Appreciation Fund fell -3.98%. This loss was well ahead of both the Russell Midcap Value Index which gave back -7.52% and the Russell Midcap Index which lost -12.91%. The concentrated Ariel Focus Fund notched another strong quarter relative to its benchmarks; it fell -2.99% while the Russell 1000 Value Index skidded -6.11% and the Russell 1000 Index dropped -9.35%.

In our prior letters this year, we wrote at length about an ever growing commodity bubble. As we anticipated, that bubble has now burst. Unlike the first half of the year when our lack of ownership of the booming commodities hurt, this quarter our avoidance of these capricious issues helped as they dramatically fell from unsustainable highs. As The Wall Street Journal noted, “The commodity slide is broad. Crude oil is down nearly 35% over the last three months, while metals like silver and platinum are down 34% and 49% respectively…[T]he recent sharp reversal to steep losses from double digit gains within months underscores the volatility inherent in many of these investments.”1 Broadly speaking, we also avoided direct hits from the credit crisis that has ravaged Wall Street and left carnage everywhere.

“…in the midst of a survival
emergency most people, ‘…get
rattled. They panic. They freeze.’
That was the mood last week for
most stock market investors.”

Despite the volatility and reversal of fortunes that occurred during the quarter, September 30th seems like a lifetime ago when one considers the drama that has unfolded in the first days of October. Although we normally do not comment on periods past the quarter-end in these letters, the severity of recent market movements warrants our attention. As we all know, in just five days—October 6-10—the stock market crashed. The Dow fell -18%, the worst one-week return in its 133-year history. The S&P 500 fell by the same amount, but at least it has seen this kind of drop twice before—eight decades ago during the Great Depression. While not pretty, our returns

800.292.7435	arielinvestments.com

topped the broad market as well as our benchmarks. More specifically, during this week Ariel Fund fell -16.08% versus -17.14% for the Russell 2500 Value and -16.68% for the Russell 2500. Ariel Appreciation Fund gave back -17.33% compared to -19.75% for the Russell Midcap Value and -18.62% for the Russell Midcap Index. Ariel Focus Fund returned -16.41% versus -19.74% for the Russell 1000 Value and -18.16% for the Russell 1000 Index.

As the market unraveled, so did market watchers, investors, regulators, government officials and global stock exchanges. The chorus of commentary ranges from bad to dreadful: “It Couldn’t Get Worse but It Did”2 (The New York Times); “race to the bottom”3 (Barron’s); “a plague of biblical proportions in the capital markets”4 (Fortune); “investment ‘Ice Age’”3 (Barron’s). A panic has caused widespread capitulation. For example, some of the largest hedge fund managers have moved to cash; stock mutual fund investors have redeemed a record $56 billion so far in October5; for one day, U.S. treasuries had a negative yield—meaning, people were willing to pay the U.S. government to hold their money for fear of traditional banks. These are rash moves when one considers the overwhelming evidence that market timing does not work. As the October 9th issue of The New York Times explained, “From 1963 to 2004, an index of American stocks with dividends reinvested, gained +10.84% annually…For people who missed the 90 biggest-gaining days…the annual return fell to just +3.2%. Less than 1% of the trading days accounted for 96% of the market gains.” With his brilliant wit, Warren Buffett says it even better: “if you wait for robins, spring will be over.” A point brought home by an 11% one-day rise of the Dow in the first trading session following the savage week.

On October 10th, The New York Times reminded investors that, “…while history may help us understand why financial panics take place, it doesn’t do anything to prevent them. The impulses that make us want to forgo the slow and steady for instant riches, that cause us to go along with the crowd instead of bucking it, that allows us to think this time is different, instead of understanding that it never is—these are basic aspects of human nature that cannot be changed through study alone.”

These words got us thinking about human nature and how people respond in times of crisis—which led us to recall an amazing book, Deep Survival, by Laurence Gonzales. In the book, Gonzales attempts to “illuminate the essence of the true survivor—the internal battles that are waged between fear and hope, reason and emotion, despair and correct action.” While his book focuses on survival when people are lost or harmed, the parallels with surviving a financial crisis are uncanny. Early in the book he states, “Only 10 to 20 percent of people can stay calm and think in the midst of a survival emergency.” Instead, most people, “…get rattled. They panic. They freeze.” That was the mood last week for most stock market investors. Heck, that was the mood of most people with a bank account.

“In the recent market collapse,
most see red, we see green—
the color of money.”

In the book, Gonzalez determines the common characteristics of survivors of all kinds—many specifically apply to investment success:

•      For example, he notes that “psychologists who study survival say that people who are rule followers don’t do as well as those who are of independent mind and spirit.” As contrarian investors who lean against conventional wisdom when it becomes dull groupthink, we believe we naturally fit this bill. Sometimes that means we can be out of synch, but it has helped us dodge the dot-com and commodity bubbles.

•      Unlike the “the Rambo types [who] are the first to go,” he explains that to survive, “you need humility.” He warns, “Don’t think just because you’re good at one thing, it makes you good at other things.” It is for precisely this reason that we limit our investments to our well-defined circle of competence—

Not Part of the Annual Report	25 years of patient investing

areas in which we have deep knowledge and expertise—both of which enable us to make informed decisions during crunch time.

“We do not know how long
the economic and market
recoveries will take this time
around, but we do believe
the very worst is probably over
and better days lie ahead.”

•      According to Gonzalez, when you are fighting for your life, “…you must hold onto [your] plan with a gentle grip and be willing to let go.” He goes on to underscore the point very clearly in declaring, “Rigid people are very dangerous people.” For an investor, this is a key point and often manifests itself clearly when the thesis on a stock changes. Such was the case with our decision to sell our shares of the bond insurers in 2006 and 2007—after years of ownership and with an absence of looming danger signs—well before the fortunes of these companies turned quite bleak.

•      He says survivors, “…see opportunities, even good, in their situation.” In the recent market collapse, most see red, we see green—the color of money. Lately, the huge market swings have enabled us to take advantage of severe price dislocations offering once-in-a-lifetime bargains. When there is blood in the streets, there is potential for considerable reward if you are willing to do a substantial amount of homework and take a long-term view.

Gonzalez’ concluding point left a deep and lasting impression on us. To sum up the survivor, he quotes the words of Irwin Edman who wrote the introduction to Marcus Aurelius’ Meditations: “Fortitude is necessary, and patience and courtesy and modesty and decorum, and a will, in what may for the moment seem to be the worst of worlds, to do one’s best.” We do not know how long the economic and market recoveries will take this time around, but we do believe the very worst is probably over and better days lie ahead. With our own innate survivor mentality, we plan to stay the course and do our best. Now more than ever is the time for patient investing.

As always, we welcome your questions and comments and appreciate the opportunity to serve you. You can contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr. Chairman and CEO	Mellody Hobson President

1       Anand, Shefali. “Sharp Declines in Commodities Hammer Funds.” The Wall Street Journal. 9 Oct. 2008

2       De Aenlle, Conrad. “It Couldn’t Get Worse, but It Did.” The New York Times. 12 Oct. 2008.

3       Abelson, Alan. “Shock and Awe.” Barron’s. 13 Oct. 2008.

4       Demos, Telis. “Bad Trip Bull.” Fortune. 13 Oct. 2008.

5       This redemption data covers the period of Oct. 1 through Oct. 15, 2008 and was reported in USA Today, Oct. 17, 2008 and by TrimTabs Investment Research, Oct. 16, 2008.

800.292.7435	arielinvestments.com

Company Spotlight	Ariel Fund

Wilmington Trust Corporation (NYSE: WL) Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 302.651.1000 www.wilmingtontrust.com

Founded in 1903 by the du Pont family, Wilmington Trust is the leading bank in Delaware. Its three main businesses all share the common traits of high-quality and professional client service. The core is a regional bank, with an emphasis on serving high net-worth families and small businesses; it has more branches than any other bank in its home state. Its wealth advisory services group provides affluent families with asset management, tax planning, trust management and so forth. In its corporate client services area, it serves as a trustee, agent, asset manager or administrator in a variety of ways for corporations.

Low Key

Upper management at Wilmington sees banking as simple—provide credit to those who are likely to repay it and hold assets on behalf of those who need security. These basic tasks create modest, but ultimately dependable growth. While others expand into new territories and venture into increasingly exotic business lines, Wilmington’s leadership is content to stay home and serve their clients well. With a strong balance sheet, Wilmington delivers excellent long-term returns without taking undue risks.

Long Relationships Build Long-Term Value

Wilmington Trust has built its reputation on a higher level of service. It has served a number of families for five generations, and some of the wealth advisors have worked with the same clients for 35 years. Thus highly valued assets stay in place and grow. The bank’s focus on personal service and a true relationship does not stop with the affluent. Wilmington insists on inter-acting with all loan customers, while many of its peers use intermediaries. These practices organically mitigate risks and steer the bank clear of quick-money methods that have burned so many banks in the credit crisis.

Delaware: Small Wonder

Delaware is a great place to run a bank. Unlike the struggling rust belt and the boom and bust sun belt, this mid-Atlantic state is very stable, featuring low unemployment and a healthy number of retirees. While housing prices have plummeted elsewhere, they have fallen only marginally in Delaware and its neighboring states. That means fewer loan losses for banks, which drives slow and steady earnings growth. Because there are no state corporate income taxes, many companies file for incorporation there, creating an opportunity for Wilmington’s corporate client services business.

Getting Back to Basics

The complicated securities that led to the credit crisis underscore the importance of strong and trusted fiduciaries. Wilmington is a rare combination of world-class knowledge in trust services without the conflicts of interests posed by traditional investment banks. As a result, we believe the company is well-positioned to be a leader in corporate trust as the credit crisis changes the face of financial services.

As of September 30, 2008, shares traded at $28.83, a 33% discount to our estimate of its $43.07 private market value.

Not Part of the Annual Report	25 years of patient investing

Company Spotlight	Ariel Fund | Ariel Appreciation Fund

Jones Lang LaSalle Inc. (NYSE: JLL) 200 East Randolph Drive Chicago, IL 60601 312.782.5800 www.joneslanglasalle.com

Jones Lang LaSalle is a leading global real estate services firm. Its roots are in representing the owners and occupiers in the leasing, buying, and selling of commercial real estate. In that business, it receives a commission when a property changes hands. It also manages commercial real estate, performing all the tasks necessary to run an office building or other business facility. Think of this as real estate management outsourcing. Finally, it is an asset manager, holding a portfolio of real estate investments on behalf of clients. The latter two are fee-based businesses, with typically steadier earnings streams.

Wall Street’s View

As the credit crisis grew in late 2007, shrinking access to loans meant fewer real estate transactions, which the market sees as critical to a company’s profitability and growth. Recently, there has been more bad news: unemployment is rising, office vacancies are up even in places like New York and economic woes are spreading globally. The street has locked in a dark and gloomy scenario for commercial real estate. Moreover, the financial community is discounting earnings from the investment management business which is much less cyclical and more stable.

An Ariel View

At Ariel, we focus on the long-term fundamental reality: large, multinational companies need space, and representation to buy and lease it, on a global basis. Few firms can service that need worldwide, and Jones Lang LaSalle is one of them. Moreover, companies increasingly realize outsourcing non-core functions eliminates hassles and boosts profits, so outsourcing will grow. Finally, we believe Wall Street is ignoring the value of the asset management business.

Seeing Jones Lang LaSalle’s future

Conventional wisdom says transaction-based business is shrinking, so the whole company is shrinking. We believe the three main business lines are dynamic as percentages of the overall enterprise. Some years the brokerage unit may be the hero, while other years the outsourcing business will be stronger. To us it is clear—outsourcing is growing dramatically, by nearly 30% year-over-year. Also, we believe real estate investing is here to stay, and will likely be increasingly important to pension plans and other institutional investors seeking diversification.

Solid Management

When tough times hit a company, it is critical to have a strong team of rational leaders running it. We have known this management team well for a long time and they are very knowledgeable, highly skilled and deeply prudent. We believe their caution shown by an avoidance of heavy debt, means their firm is not at risk in a downturn—while many others are. During the storm, they remain fixed on running the business for the long-term. For instance, this year Jones Lang LaSalle opportunistically added to their staff in Europe to enable future growth. More importantly, they recently acquired the Staubach Company. This move enhances the firm’s capabilities, as Staubach is a leading tenant representation firm in the United States. We think tenant representation should have defensive characteristics in a downturn, as falling rent prices give tenants better bargaining power.

As of September 30, 2008, shares traded at $43.48, a 53% discount to our estimate of its $91.95 private market value.

800.292.7435	arielinvestments.com

Company Spotlight	Ariel Focus Fund

eBay, Inc. (NASDAQ: EBAY) 2145 Hamilton Avenue San Jose, CA 95125 408.376.7400 www.ebay.com

Founded in 1996, eBay is the world’s leading provider of online marketplaces for the sale of goods and services, as well as an eCommerce and telecommunications service provider. As the dominant Internet auctioneer, nearly $60 billion of goods and services were purchased last year within eBay’s marketplaces.

A Dominant Brand with a Global Reach

As our shareholders know, we typically avoid internet companies. However, eBay has all the qualities we traditionally seek in a long-term investment—a leading brand recognized globally, a strong competitive advantage with the largest network of buyers and sellers and a highly scalable business model. With these three key ingredients, we believe eBay is here to stay. Its business model produces steady, handsome earnings and cash flow growth. Finally, it is a bargain: the company has a market capitalization of $20.7 billion, no meaningful debt and a cash balance of $3.5 billion. That means that with roughly $2.5 billion in cash flow next year, it is now trading at only 6.7 times cash flow.

A Retailer without the Hassle

Think of eBay’s core business as a gargantuan store, but without the hassles. Retailing tends to be capital intensive. Shops cost a lot of money to build, buy or lease. Moreover, sales staff is expensive. There is also inventory risk with traditional retailing. For example, if a store stocks items that its customers do not want, its profitability sags. eBay does not have these costs or risks. Finally, eBay has dramatic economies of scale making expansion less costly than most retailing firms.

Skepticism on the Street

In the first quarter of 2005, the company’s growth rate downshifted from spectacular to merely great. This disappointed the crowd, which all-too-often extrapolates superior results into the distant future.

At the same time, the company pursued its ongoing acquisition strategy to help expand its core business by bringing PayPal and Skype into its portfolio. The results were mixed. PayPal, an online payment merchant, was a natural product extension to its auction business and was a winner from the start. Skype, an online telecommunications provider, proved to be a more difficult fit. During this time, eBay faced additional challenges. Specifically, its online design and search capabilities began to suffer and lag behind its competitors. But perhaps the biggest hurdle for eBay is convincing users and investors of its non-auction fixed-price selling strategy.

Bright Future

At Ariel, we see things differently. We believe eBay’s efforts to build out its fixed-price channel will complement its well-known auction business and ultimately bear fruit. The company has also acknowledged and made good progress on refreshing its user interface with updated search capabilities, descriptive product listings and more detailed seller reviews. Finally, we believe the market often overlooks parts of a company that are less well-known like PayPal—thus ignoring significant value.

Many only see PayPal as a way for eBay buyers and sellers to exchange money for goods. However, more than half the payments processed through PayPal come from third party vendors such as Avon, iTunes, eHarmony.com and PETCO.com to name just a few. We expect this business to grow in a consistent and significant way.

As of September 30, 2008, shares traded at $22.38, a 39% discount to our estimate of its $36.68 private market value.

Not Part of the Annual Report	25 years of patient investing

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2006	2007	2008	2006	2007	2008	Market
Company	Ticker Symbol	Price 9/30/08	Low	High	Actual Calendar	Actual Calendar	Estimated Calendar	Actual P/E	Actual P/E	Estimated P/E	Cap. ($MM)

McClatchy Co.	MNI	4.40	2.57	20.42	3.13	1.62	1.20	1.4	2.7	3.7	362
ACCO Brands Corp.	ABD	7.54	6.87	25.46	1.15	1.50	1.24	6.6	5.0	6.1	409
Interface, Inc.	IFSIA	11.37	10.50	20.00	0.63	0.96	1.01	18.0	11.8	11.3	717
Meredith Corporation	MDP	28.04	23.02	62.39	3.15	3.34	2.82	8.9	8.4	9.9	1,275
Sotheby’s	BID	20.06	18.63	61.40	1.73	3.25	2.35	11.6	6.2	8.5	1,350
Jones Lang LaSalle Inc.	JLL	43.48	38.21	109.49	5.16	7.64	4.16	8.4	5.7	10.5	1,388
PrivateBancorp, Inc.	PVTB	41.66	20.41	49.50	1.76	0.53	(0.93)	23.7	78.6	NM	1,402
Steelcase Inc.	SCS	10.75	8.92	19.31	0.72	0.99	0.90	14.9	10.9	11.9	1,452
Brady Corp.	BRC	35.28	28.00	40.29	2.18	2.47	2.52	16.2	14.3	14.0	1,896
Wilmington Trust Corporation	WL	28.83	20.50	46.75	2.06	2.64	1.57	14.0	10.9	18.4	1,941
Anixter International Inc.	AXE	59.51	52.26	86.99	4.23	5.81	6.50	14.1	10.2	9.2	2,084
IDEX Corp.	IEX	31.02	25.77	40.75	1.65	1.98	2.05	18.8	15.7	15.1	2,560
City National Corp.	CYN	54.30	35.59	74.10	4.66	4.52	3.23	11.7	12.0	16.8	2,594
Bio-Rad Laboratories, Inc.	BIO	99.12	75.65	115.23	3.65	4.29	5.52	27.2	23.1	18.0	2,690
CB Richard Ellis Group, Inc.	CBG	13.37	11.49	29.36	1.46	2.11	0.91	9.2	6.3	14.7	2,704
J.M. Smucker Co.	SJM	50.69	40.18	56.69	2.73	3.11	3.41	18.6	16.3	14.9	2,777
HCC Insurance Holdings, Inc.	HCC	27.00	19.12	31.64	2.93	3.38	2.93	9.2	8.0	9.2	3,121
IMS Health Inc.	RX	18.91	17.73	31.56	1.47	1.60	1.76	12.9	11.8	10.7	3,439
Markel Corp.	MKL	351.50	315.90	554.95	34.87	36.76	26.63	10.1	9.6	13.2	3,466
Hewitt Associates, Inc.	HEW	36.44	32.17	43.00	(0.36)	1.71	2.13	NM	21.3	17.1	3,550
Black & Decker Corp.	BDK	60.75	51.56	92.30	6.55	6.03	5.30	9.3	10.1	11.5	3,653
Interpublic Group of Cos., Inc.	IPG	7.75	7.09	10.76	(0.19)	0.26	0.48	NM	29.8	16.1	3,693
Gannett Co., Inc.	GCI	16.91	14.62	46.18	4.90	4.56	3.52	3.5	3.7	4.8	3,857
Janus Capital Group Inc.	JNS	24.28	19.70	37.08	0.66	1.10	1.13	36.8	22.1	21.5	3,899
Royal Caribbean Cruises Ltd.	RCL	20.75	19.04	43.96	2.95	2.82	2.60	7.0	7.4	8.0	4,415
Equifax Inc.	EFX	34.45	31.49	40.21	2.12	2.02	2.49	16.3	17.1	13.8	4,430
Tiffany & Co.	TIF	35.52	32.84	57.34	1.83	2.34	2.78	19.4	15.2	12.8	4,446
Mohawk Industries, Inc.	MHK	67.39	56.55	87.44	7.32	7.40	5.50	9.2	9.1	12.3	4,610
Constellation Brands, Inc.	STZ	21.46	17.21	26.46	1.65	1.50	1.65	13.0	14.3	13.0	4,670
Energizer Holdings, Inc.	ENR	80.55	66.35	119.60	4.63	5.74	5.85	17.4	14.0	13.8	4,684
Newell Rubbermaid Inc.	NWL	17.26	14.89	29.50	1.88	1.82	1.49	9.2	9.5	11.6	4,783
Hospira, Inc.	HSP	38.20	36.96	44.64	1.96	2.22	2.57	19.5	17.2	14.9	6,089

Note: Holdings are as of September 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and September 30, 2008 stock price. NM=Not Meaningful.

800.292.7435	arielinvestments.com

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2006	2007	2008	2006	2007	2008	Market
Company	Ticker Symbol	Price 9/30/08	Low	High	Actual Calendar	Actual Calendar	Estimated Calendar	Actual P/E	Actual P/E	Estimated P/E	Cap. ($MM)

Sotheby’s	BID	20.06	18.63	61.40	1.73	3.25	2.35	11.6	6.2	8.5	1,350
Jones Lang LaSalle Inc.	JLL	43.48	38.21	109.49	5.16	7.64	4.16	8.4	5.7	10.5	1,388
Anixter International Inc.	AXE	59.51	52.26	86.99	4.23	5.81	6.50	14.1	10.2	9.2	2,084
City National Corp.	CYN	54.30	35.59	74.10	4.66	4.52	3.23	11.7	12.0	16.8	2,594
CB Richard Ellis Group, Inc.	CBG	13.37	11.49	29.36	1.46	2.11	0.91	9.2	6.3	14.7	2,704
HCC Insurance Holdings, Inc.	HCC	27.00	19.12	31.64	2.93	3.38	2.93	9.2	8.0	9.2	3,121
IMS Health Inc.	RX	18.91	17.73	31.56	1.47	1.60	1.76	12.9	11.8	10.7	3,439
Markel Corp.	MKL	351.50	315.90	554.95	34.87	36.76	26.63	10.1	9.6	13.2	3,466
Hewitt Associates, Inc.	HEW	36.44	32.17	43.00	(0.36)	1.71	2.13	NM	21.3	17.1	3,550
Black & Decker Corp.	BDK	60.75	51.56	92.30	6.55	6.03	5.30	9.3	10.1	11.5	3,653
Interpublic Group of Cos., Inc.	IPG	7.75	7.09	10.76	(0.19)	0.26	0.48	NM	29.8	16.1	3,693
Gannett Co., Inc.	GCI	16.91	14.62	46.18	4.90	4.56	3.52	3.5	3.7	4.8	3,857
Janus Capital Group Inc.	JNS	24.28	19.70	37.08	0.66	1.10	1.13	36.8	22.1	21.5	3,899
Equifax Inc.	EFX	34.45	31.49	40.21	2.12	2.02	2.49	16.3	17.1	13.8	4,430
Tiffany & Co.	TIF	35.52	32.84	57.34	1.83	2.34	2.78	19.4	15.2	12.8	4,446
Constellation Brands, Inc.	STZ	21.46	17.21	26.46	1.65	1.50	1.65	13.0	14.3	13.0	4,670
Energizer Holdings, Inc.	ENR	80.55	66.35	119.60	4.63	5.74	5.85	17.4	14.0	13.8	4,684
Dun & Bradstreet Corp.	DNB	94.36	79.02	102.03	3.70	4.90	5.24	25.5	19.3	18.0	5,143
International Game Technology	IGT	17.18	15.22	49.41	1.45	1.54	1.38	11.8	11.2	12.4	5,264
Pitney Bowes Inc.	PBI	33.26	31.20	47.07	2.94	3.03	3.19	11.3	11.0	10.4	6,910
Laboratory Corp. of America Hldgs.	LH	69.50	65.00	80.77	3.52	4.50	4.97	19.7	15.4	14.0	7,735
Clorox Co.	CLX	62.69	47.48	66.90	3.12	3.32	3.30	20.1	18.9	19.0	8,654
CBS Corp.	CBS	14.58	14.02	32.20	1.80	1.98	1.93	8.1	7.4	7.6	9,783
Omnicom Group Inc.	OMC	38.56	37.23	53.07	2.57	2.95	3.30	15.0	13.1	11.7	12,293
T. Rowe Price Group, Inc.	TROW	53.71	43.00	70.20	1.90	2.40	2.23	28.3	22.4	24.1	13,950
YUM! Brands, Inc.	YUM	32.61	30.99	41.73	1.46	1.68	1.89	22.3	19.4	17.3	15,490
Northern Trust Corp.	NTRS	72.20	47.89	88.92	3.00	3.24	4.10	24.1	22.3	17.6	15,960
Franklin Resources, Inc.	BEN	88.13	81.36	143.08	5.87	7.15	6.15	15.0	12.3	14.3	20,679
Accenture Ltd	ACN	38.00	31.91	43.04	1.73	2.17	2.73	22.0	17.5	13.9	22,830
Thermo Fisher Scientific Inc.	TMO	55.00	46.63	62.77	1.91	2.65	3.15	28.8	20.8	17.5	23,046
Illinois Tool Works Inc.	ITW	44.45	41.95	60.00	3.01	3.43	3.46	14.8	13.0	12.8	23,086
Carnival Corp.	CCL	35.35	29.22	52.10	2.79	2.98	2.75	12.7	11.9	12.9	27,785
Baxter International Inc.	BAX	65.63	54.82	71.53	2.30	2.86	3.37	28.5	22.9	19.5	40,999

Note: Holdings are as of September 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and September 30, 2008 stock price. NM=Not Meaningful.

Not Part of the Annual Report	25 years of patient investing

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 9/30/08	Low	High	2006 Actual Calendar	2007 Actual Calendar	2008 Estimated Calendar	2006 Actual P/E	2007 Actual P/E	2008 Estimated P/E	Market Cap. ($MM)

USG Corp.	USG	25.60	23.12	40.54	8.85	1.06	(1.30)	2.9	24.2	NM	2,536
IMS Health Inc.	RX	18.91	17.73	31.56	1.47	1.60	1.76	12.9	11.8	10.7	3,439
Black & Decker Corp.	BDK	60.75	51.56	92.30	6.55	6.03	5.30	9.3	10.1	11.5	3,653
Tiffany & Co.	TIF	35.52	32.84	57.34	1.83	2.34	2.78	19.4	15.2	12.8	4,446
Omnicom Group Inc.	OMC	38.56	37.23	53.07	2.57	2.95	3.30	15.0	13.1	11.7	12,293
Tyco International Ltd.*	TYC	35.02	31.01	47.95	N/A	2.15	3.01	N/A	16.3	11.6	16,793
Franklin Resources, Inc.	BEN	88.13	81.36	143.08	5.87	7.15	6.15	15.0	12.3	14.3	20,679
Accenture Ltd	ACN	38.00	31.91	43.04	1.73	2.17	2.73	22.0	17.5	13.9	22,830
Illinois Tool Works Inc.	ITW	44.45	41.95	60.00	3.01	3.43	3.46	14.8	13.0	12.8	23,086
Covidien Ltd.	COV	53.76	37.73	57.00	3.17	2.72	2.78	17.0	19.8	19.3	26,932
Carnival Corp.	CCL	35.35	29.22	52.10	2.79	2.98	2.75	12.7	11.9	12.9	27,785
Aflac Inc.	AFL	58.75	51.25	68.81	2.85	3.27	3.92	20.6	18.0	15.0	27,967
eBay, Inc.	EBAY	22.38	19.95	40.73	0.79	0.99	1.44	28.3	22.6	15.5	29,102
Dell Inc.	DELL	16.48	14.50	30.77	1.14	1.38	1.44	14.5	11.9	11.4	32,301
American Express Company	AXP	35.43	31.68	63.63	3.01	3.39	2.61	11.8	10.5	13.6	41,063
UBS AG	UBS	17.54	12.22	55.26	4.36	(2.49)	(3.84)	4.0	NM	NM	49,668
Walt Disney Co.	DIS	30.69	26.30	35.69	1.69	2.01	2.30	18.2	15.3	13.3	57,381
Toyota Motor Corp.	TM	85.80	81.76	119.00	8.17	9.97	8.30	10.5	8.6	10.3	135,105
International Business Machines Corp.	IBM	116.96	97.04	130.93	6.23	7.13	8.65	18.8	16.4	13.5	158,462
JPMorgan Chase & Co.	JPM	46.70	29.24	49.95	3.82	4.38	2.41	12.2	10.7	19.4	160,449
Johnson & Johnson	JNJ	69.28	61.17	72.76	3.76	4.35	4.70	18.4	15.9	14.7	193,736
Berkshire Hathaway Inc.	BRK.B	4,395.00	3,701.00	5,059.00	199.86	207.73	190.39	22.0	21.2	23.1	202,299

Note: Holdings are as of September 30, 2008. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts. P/E ratios are based on earnings stated and September 30, 2008 stock price. NM=Not Meaningful. NA=Not Applicable.

*On 7/2/07, Tyco International Ltd. divided into three companies (Tyco International, Tyco Electronics and Covidien Ltd.) and completed a 1-for-4 stock split. Therefore, 2006 earnings figures do not exist for the individual segments of the original company.

800.292.7435	arielinvestments.com

Ariel Fund Portfolio Management Discussion (ARGFX)

During the three months ended September 30, 2008, Ariel Fund fell -2.38% which was in between the Fund’s benchmarks. The Russell 2500 Value Index dropped -1.22%, while the Russell 2500 Index fell -6.72%. For the year ended September 30, 2008, Ariel Fund fell -26.55%, underperforming the Russell 2500 Value Index’s -15.79% drop and the Russell 2500 Index’s -17.99% slide.

A Year In Review

For the fiscal year ending September 30, 2008, stock selection in three areas drove the underperformance in the overall portfolio. Our consumer discretionary, financial services and producer durable stocks were our weak spots.

Some of the holdings in the portfolio posted handsome gains. PrivateBancorp Inc. surged +77.65% since being added to the portfolio during the quarter-ended September 30, 2008. The prohibition of short-selling for hundreds of financial services firms and the announcement of the Troubled Asset Relief Program were the key catalysts to that leap. Bio-Rad, a manufacturer of clinical diagnostics, instruments and systems, advanced +9.52% over the one-year period. The company features strong management, solid financials and almost no coverage on Wall Street. No unusually positive events drove the gain; sometimes, the market simply values steady earnings growth as we do.

Conversely, some of our holdings had disappointing returns. Real estate services firm Jones Lang LaSalle Inc. lost -57.13% over the trailing twelve months. The credit crisis means fewer real estate transactions, driving a dim view of the sector. Ultimately, we believe pessimism is too high regarding transactions, and that the market under-estimates the firm’s real estate management outsourcing and asset management businesses. Newspaper firm McClatchy fell -76.14% during the one-year period.

The company’s advertising revenues have fallen, largely in the retail, real estate and automotive segments. Many believe that this trend is long-term, while we believe it is primarily cyclical. Thus, as the economy recovers, the company’s fortunes should rise dramatically, especially in California and Florida, their core markets.

Comings & Goings

During a highly volatile quarter, we added a number of holdings at what we believe to be attractive valuations. We purchased Meredith Corporation, a leading publisher of family and home-oriented publications with a small portfolio of broadcasting properties. We also added Hospira, Inc., a diversified health care products company which develops and manufactures specialty inject-able pharmaceuticals and medication delivery products. Additionally, we added leading worldwide branded carpet manufacturer Interface, Inc. Lastly, we purchased two financial services companies, Wilmington Trust Corporation and PrivateBancorp, Inc. Wilmington Trust has three quality businesses: regional banking, wealth advisory services and corporate client services. Private-Bancorp is a small, private wealth manager. Alternately, whereas we continue to have confidence in the long-term durability of Herman Miller, Inc.’s franchise, we sold the stock in order to pursue more compelling values.

The Patient Investor

Over the trailing ten years, Ariel Fund posted a +7.83% average annual total return, which lags the Russell 2500 Value Index’s +9.95% gain and the Russell 2500 Index’s +9.04% return. While we normally believe that a ten-year period contains enough different types of market environments to be a good measuring stick, the past decade contained the dot-com, commodity and housing bubbles, and finished with a severe twelve-month downturn. We think our results will look better when normalcy returns.

arielinvestments.com

Ariel Fund Performance Summary	Inception: November 6, 1986

About the fund

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

Composition of Equity Holdings

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Financial services	33.2%	34.3%	22.5%	16.9%
Consumer discretionary & services	28.7%	12.6%	16.1%	10.5%
Health care	11.3%	5.3%	13.0%	13.4. %
Materials & processing	10.1%	10.1%	9.4%	3.9%
Consumer staples	6.8%	2.9%	2.7%	9.5%
Technology	5.0%	7.8%	10.4%	14.8%
Producer durables	4.9%	6.8%	8.4%	4.7%
Integrated oils	0.0%	0.1%	0.1%	7.9%
Other energy	0.0%	4.2%	6.1%	5.3%
Autos & transportation	0.0%	3.6%	4.0%	2.7%
Utilities	0.0%	11.5%	6.7%	6.6%
Other	0.0%	0.8%	0.6%	3.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.3%
Cash, Other Assets & Liabilities	0.7%
Expense Ratio	1.07%

Average Annual total returns as of September 30, 2008

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-2.38%	-21.25%	-26.55%	-5.64%	3.04%	7.83%	11.09%
Russell 2500 Value Index	-1.22%	-9.48%	-15.79%	0.60%	9.00%	9.95%	11.65%
Russell 2500 Index	-6.72%	-14.29%	-17.99%	0.91%	8.12%	9.04%	10.55%
S&P 500 Index	-8.37%	-19.29%	-21.98%	0.22%	5.17%	3.06%	9.82%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Top Ten Equity Holdings

1	Janus Capital Group Inc. Diversified asset management company	5.2%

2	Equifax Inc. Provider of consumer and commercial credit information	5.2%

3	Bio-Rad Laboratories, Inc. Manufacturer of clinical diagnostics, instruments and systems	5.0%

4	Anixter International Inc. Global distributor of communication products, wire, cable and fasteners	5.0%

5	City National Corp. Regional bank and private wealth management company	4.8%

6	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	4.8%

7	Brady Corp. Global manufacturer of industrial identification and specialty coated products	4.4%

8	IMS Health Inc. Provider of health care data	4.4%

9	Royal Caribbean Cruises Ltd. Worldwide cruise company	4.1%

10	Energizer Holdings, Inc. Consumer battery and razor manufacturer	3.8%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435

Ariel Appreciation Fund Portfolio Management Discussion (CAAPX)

During the three months ended September 30, 2008, Ariel Appreciation Fund fell -3.98%. The Russell Midcap Value Index dropped further, -7.52%, while the Russell Midcap Index fell even more at -12.91%. For the year ended September 30, 2008, Ariel Appreciation Fund fell -20.49%, matching the Russell Midcap Value Index’s -20.50% drop and topping the Russell Midcap Index’s
-22.36% slide.

A Year In Review

For the fiscal year ending September 30, 2008, we had strong stock-selection compared to our primary bench-mark, especially in the consumer discretionary and financial services areas. That said, we had heavy expo-sure in those areas, which were among the hardest hit in the market during the year.

Some of the holdings in the portfolio posted handsome gains. Baxter International, a diversified health care company, rose +18.28%. The company had a solid year, but there were no particular big surprises; sometimes the market simply values steady earnings as we do. Wealth manager Northern Trust Corp. climbed +10.59%. As the credit crisis grew, investors turned toward conservative, high-quality financial firms like Northern Trust. Indeed, in our minds the credit crisis has turned out to be a dramatic example of why it is important to emphasize quality: many shaky financial firms have gone away, while the strong ones have survived and even thrived.

Conversely, some of our holdings had disappointing returns. Diversified media firm CBS Corp. fell -51.39% during the twelve-month period. As the economy has softened, advertising revenues have come down. The stock’s valuation now suggests either that those revenues will continue to crater or that they will not recover for a very extended period of time; we think that is overly pessimistic. Newspaper and media firm Gannett fell -58.87% in the trailing twelve months. Its advertising revenues have also fallen considerably. In this case, the market seems to believe that the falloff is due to the long-term secular decline in the newspaper business, but we think a considerable part of it is cyclical and will recover as the economy does.

Comings & Goings

During the third quarter, we believe we found some good opportunities amidst the volatility. We purchased Laboratory Corp. of America Holdings, a leader in the medical diagnostic-services and a company well-positioned for the aging of Americans. We also purchased specialty insurer Markel Corp. and an old favorite, International Game Technology, the leading manufacturer of computerized casino gaming machines and operator of proprietary gaming systems. Meanwhile, although we continue to have confidence in the long-term durability of the Mohawk Industries, Inc. franchise and Aflac Inc., we exited both positions to take advantage of more compelling values.

The Patient Investor

Over the trailing ten years, Ariel Appreciation Fund posted a +7.55% average annual total return, which lags the Russell Midcap Value Index’s +9.19% gain and the Russell Midcap Index’s +8.34% return. While we normally believe that a ten-year period contains enough different types of market environments to be a good measuring stick, the past decade contained the dot-com, commodity and housing bubbles, and finished with a severe twelve-month downturn. We think our results will look better when normalcy returns.

arielinvestments.com

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

About the fund

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

Composition of Equity Holdings

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Financial services	36.0%	33.7%	21.7%	16.9%
Consumer discretionary & services	31.7%	12.7%	17.0%	10.5%
Health care	13.0%	4.4%	8.8%	13.4%
Consumer staples	7.2%	6.9%	4.8%	9.5%
Producer durables	5.2%	4.9%	7.8%	4.7%
Technology	3.9%	4.9%	9.8%	14.8%
Materials & processing	3.0%	8.7%	8.5%	3.9%
Integrated oils	0.0%	0.0%	0.4%	7.9%
Other energy	0.0%	5.1%	7.4%	5.3%
Autos & transportation	0.0%	3.4%	3.3%	2.7%
Utilities	0.0%	14.1%	9.2%	6.6%
Other	0.0%	1.2%	1.3%	3.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	100.1%
Cash, Other Assets & Liabilities	-0.1%
Expense Ratio	1.19%

Average Annual total returns as of September 30, 2008

	3rd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-3.98%	-15.49%	-20.49%	-2.09%	3.63%	7.55%	10.25%
Russell Midcap Value Index	-7.52%	-15.46%	-20.50%	0.51%	9.97%	9.19%	11.55%
Russell Midcap Index	-12.91%	-19.50%	-22.36%	0.09%	8.62%	8.34%	10.96%
S&P 500 Index	-8.37%	-19.29%	-21.98%	0.22%	5.17%	3.06%	8.94%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel APPRECIATION Fund

	Top Ten Equity Holdings

1	Accenture Ltd Global management consulting, technology services and outsourcing firm	4.2%

2	City National Corp. Regional bank and private wealth management company	4.2%

3	Clorox Co. Manufacturer and marketer of consumer products	4.2%

4	IMS Health Inc. Provider of health care data	4.1%

5	Equifax Inc. Provider of consumer and commercial credit information	4.1%

6	Janus Capital Group Inc.	4.1%
	Diversified asset management company

7	Dun & Bradstreet Corp. Supplier of business information, services and research	4.0%

8	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	3.9%

9	CBS Corp. Mass media company	3.9%

10	Anixter International Inc. Global distributor of communication products, wire, cable and fasteners	3.9%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800.292.7435

Ariel Focus Fund Portfolio Management Discussion (ARFFX)

During the three months ended September 30, 2008, Ariel Focus Fund fell -2.99%. The Russell 1000 Value Index dropped considerably more, -6.11%, while the Russell 1000 Index fell even more at -9.35%. For the year ended September 30, 2008, Ariel Focus Fund fell -16.08%, far less than the Russell 1000 Value Index’s -23.56% drop and the Russell 1000 Index’s -22.10% skid. While we never like to see negative returns, we are pleased with the Fund’s strong defense relative to these benchmarks.

A Year In Review

For the fiscal year ending September 30, 2008, two factors explain Ariel Focus Fund’s good relative results. We found few opportunities in large financial firms because so many had high or unquantifiable risk. Thus, our average 18.5% weighting in that area—far lower than the Russell 1000 Value Index’s average 28.5% stake—boosted returns as the sector sank. We also had broad, beneficial stock-picking, boosting returns by +8% versus the value benchmark.

Some of the holdings in the portfolio posted handsome gains. The top performer was Covidien, a diversified health care company, which gained +31.44%. In tough times, investors turn to relatively defensive health care stocks such as this one, which had solid results but did not have big positive surprises. The market simply appreciated its strong and growing free cash flows. Insurance giant Berkshire Hathaway gained +11.21%. The market has come to think, as we do, that legendary investor Warren Buffett will stand firm in a storm. Indeed, while others were panicking early this fall, Buffett announced investments in Constellation Energy, Goldman Sachs and General Electric, all on favorable terms.

Conversely, some of our holdings had disappointing returns. Swiss financial giant UBS’s -65.41% loss in the trailing twelve months was the biggest one. We believed that the firm’s reputation for caution was well-deserved, but were disappointed when UBS announced that it had considerable exposure to risky mortgage debt. Still, we think investors overreacted to that news, and believe UBS will survive and recover. Computer king Dell dropped -40.29% as the market took a short-term view of the company’s adjustments to a changing world. The market is frowning on its slowing growth and stumbles in consumer sales; we prefer to recognize that Dell remains the lowest-cost provider, with excellent growth opportunities in emerging markets.

Comings & Goings

During the third quarter, we believe we found some good opportunities amidst the market volatility. We purchased American Express, widely considered the premier brand in the credit card industry, as well as eBay, Inc., the leading provider of online marketplaces and eCommerce transaction and payment services. We also added Franklin Resources, Inc., a leading global asset manager. During the quarter, we exited our position in Morgan Stanley several days before it became a bank holding company, as it was clearly under duress. We also sold Hewitt Associates, Inc. which had appreciated and was trading at a less substantial discount than many current and potential holdings. Finally, while we continue to believe Lowe’s is a good retailer, the housing slump has been longer and worse than we anticipated, so we sold the stock to pursue more compelling values.

arielinvestments.com

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in under valued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non-diversified fund and generally will hold 20 securities.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	Russell	S&P
	Focus	Value	1000	500
	Fund†	Index	Index	Index
Consumer discretionary & services	30.8%	8.9%	11.4%	10.5%
Financial services	19.4%	27.9%	17.2%	16.9%
Health care	15.7%	12.0%	13.3%	13.4%
Other	10.3%	5.2%	3.6%	3.8%
Technology	10.0%	3.1%	14.1%	14.8%
Autos & transportation	5.7%	1.7%	2.6%	2.7%
Producer durables	5.6%	2.8%	5.0%	4.7%
Materials & processing	2.5%	4.5%	4.7%	3.9%
Consumer staples	0.0%	7.3%	8.8%	9.5%
Integrated oils	0.0%	11.2%	7.0%	7.9%
Other energy	0.0%	4.1%	5.7%	5.3%
Utilities	0.0%	11.3%	6.6%	6.6%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	94.4%
Cash, Other Assets & Liabilities	5.6%

Expense Ratio

Net	1.25	%*
Gross	1.61	%*

*Ariel Investments, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2008

	3rd Quarter	YTD	1 Year	3 Year	Life of Fund
Ariel Focus Fund	-2.99%	-11.29%	-16.08%	-0.11%	0.60%
Russell 1000 Value Index	-6.11%	-18.85%	-23.56%	0.09%	1.07%
Russell 1000 index	-9.35%	-19.50%	-22.10%	0.13%	1.12%
S&P 500 Index	-8.37%	-19.29%	-21.98%	0.22%	1.08%

Past performance does not guarantee future results.

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FOCUS FUND

	TOP TEN EQUITY HOLDINGS

1	Johnson & Johnson Diversified health care and consumer products company	6.2%

2	Berkshire Hathaway Inc. Global insurance and investment firm	6.2%

3	JPMorgan Chase & Co. Global financial services firm	5.5%

4	Accenture Ltd Global management consulting, technology services and outsourcing firm	5.5%

5	Aflac Inc. Global insurance provider	5.4%

6	Toyota Motor Corp. Global auto manufacturer	5.4%

7	Illinois Tool Works Inc. Manufacturer of engineered products and speciality systems	5.3%

8	International Business Machines Corp. Worldwide provider of computer products and services	4.8%

9	Carnival Corp. Worldwide cruise company	4.7%

10	Omnicom Group Inc. Global advertising and marketing services company	4.6%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

800.292.7435

Schedules of Investments

Ariel Fund

Number of Shares	COMMON STOCK—99.34%	Cost	Market Value

	Consumer Discretionary & Services—28.52%
896,275	Black & Decker Corp.	$71,050,704	$54,448,706
3,339,300	Gannett Co., Inc.	90,781,958	56,467,563
2,439,850	Hewitt Associates, Inc., Class A (a)	57,701,267	88,908,134
8,758,000	Interpublic Group of Cos., Inc. (a)	87,907,755	67,874,500
6,988,600	McClatchy Co., Class A	238,395,200	30,749,840
708,800	Meredith Corporation	18,710,531	19,874,752
424,900	Mohawk Industries, Inc. (a)	30,003,408	28,634,011
2,734,000	Newell Rubbermaid Inc.	66,239,907	47,188,840
3,652,775	Royal Caribbean Cruises Ltd.	135,631,796	75,795,081
1,589,100	Tiffany & Co.	60,084,159	56,444,832
		856,506,685	526,386,259
	Consumer Staples—6.78%
2,610,525	Constellation Brands, Inc., Class A (a)	52,712,856	56,021,867
1,365,153	J.M. Smucker Co.	48,880,530	69,199,606
		101,593,386	125,221,473
	Financial Services—32.94%
4,456,600	CB Richard Ellis Group, Inc. (a)	86,580,651	59,584,742
1,648,000	City National Corp.	115,477,382	89,486,400
2,770,000	Equifax Inc.	103,816,724	95,426,500
1,014,850	HCC Insurance Holdings, Inc.	12,152,711	27,400,950
3,960,700	Janus Capital Group Inc.	48,344,171	96,165,796
1,621,500	Jones Lang LaSalle Inc.	29,992,667	70,502,820
131,625	Markel Corp. (a)	24,673,712	46,266,187
1,343,900	PrivateBancorp, Inc.	33,856,108	55,986,874
1,435,500	Sotheby’s	46,969,361	28,796,130
1,328,300	Wilmington Trust Corporation	31,885,882	38,294,889
		533,749,369	607,911,288
	Health Care—11.23%
940,400	Bio-Rad Laboratories, Inc., Class A (a)	55,292,931	93,212,448
880,100	Hospira, Inc. (a)	34,592,057	33,619,820
4,256,975	IMS Health Inc.	98,631,421	80,499,397
		188,516,409	207,331,665
	Materials & Processing—9.97%
2,303,410	Brady Corp., Class A	34,887,292	81,264,305
880,550	Energizer Holdings, Inc. (a)	16,683,967	70,928,303
2,797,400	Interface, Inc., Class A	33,330,482	31,806,438
		84,901,741	183,999,046

arielinvestments.com

September 30, 2008

Number of Shares	COMMON STOCKS—99.34% (Cont’d)	Cost	Market Value

	Producer Durables—4.90%
3,432,000	ACCO Brands Corp. (a)(b)	$76,931,434	$25,877,280
1,634,300	IDEX Corp.	19,666,648	50,695,986
1,283,075	Steelcase Inc., Class A	13,231,639	13,793,056
		109,829,721	90,366,322
	Technology—5.00%
1,549,875	Anixter International Inc.(a)	35,421,326	92,233,061

	Total Common Stocks	1,910,518,637	1,833,449,114

Principal Amount	REPURCHASE AGREEMENT—0.76%	Cost	Market Value

$14,038,393	Fixed Income Clearing Corporation, 0.45%, dated 9/30/2008, due 10/1/2008, repurchase price $14,038,568, (collateralized by Federal Home Loan Bank Discount Note, 0.00% due 11/21/2008)	$14,038,393	$14,038,393
	Total Investments—100.10%	$1,924,557,030	1,847,487,507
	Liabilities less Other Assets—(0.10%)		(1,909,336)
	NET ASSETS—100.00%		$1,845,578,171

Ariel Appreciation Fund

Number of Shares	COMMON STOCKS—100.10%	Cost	Market Value

	Consumer Discretionary & Services—31.78%
1,623,900	Accenture Ltd, Class A	$23,314,692	$61,708,200
521,400	Black & Decker Corp.	18,441,651	31,675,050
1,604,250	Carnival Corp.	52,164,522	56,710,238
3,921,300	CBS Corp., Class B	90,077,620	57,172,554
2,443,050	Gannett Co., Inc.	118,496,244	41,311,975
1,579,700	Hewitt Associates, Inc., Class A (a)	42,944,441	57,564,268
1,660,400	International Game Technology	34,408,793	28,525,672
4,373,475	Interpublic Group of Cos., Inc. (a)	36,241,351	33,894,431
911,600	Omnicom Group Inc.	25,736,677	35,151,296
1,219,800	Tiffany & Co.	45,995,045	43,327,296
514,600	Yum! Brands, Inc.	5,656,924	16,781,106
		493,477,960	463,822,086
	Consumer Staples—7.24%
979,872	Clorox Co.	38,463,813	61,428,176
2,062,900	Constellation Brands, Inc., Class A (a)	41,504,711	44,269,834
		79,968,524	105,698,010

(a) Non-income producing.

(b) Affiliated company (See Note Five).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Schedules of Investments (continued)

Ariel Appreciation Fund (continued)

Number of Shares	COMMON STOCKS—100.10%	Cost	Market Value

	Financial Services—35.99%
3,391,975	CB Richard Ellis Group, Inc. (a)	$77,104,251	$45,350,706
1,132,700	City National Corp.	80,876,476	61,505,610
615,722	Dun & Bradstreet Corp.	14,207,717	58,099,528
1,720,700	Equifax Inc.	37,242,942	59,278,115
502,800	Franklin Resources, Inc.	17,801,111	44,311,764
586,000	HCC Insurance Holdings, Inc.	17,497,039	15,822,000
2,436,500	Janus Capital Group Inc.	29,192,219	59,158,220
1,021,900	Jones Lang LaSalle Inc.	80,486,009	44,432,212
99,100	Markel Corp. (a)	35,582,846	34,833,650
765,200	Northern Trust Corp.	22,730,702	55,247,440
1,017,500	Sotheby’s	30,251,484	20,411,050
499,900	T. Rowe Price Group, Inc.	8,272,645	26,849,629
		451,245,441	525,299,924
	Health Care—13.02%
769,750	Baxter International Inc.	15,315,741	50,518,692
3,155,960	IMS Health Inc.	50,068,874	59,679,204
336,000	Laboratory Corp. of America Holdings (a)	23,005,771	23,352,000
1,028,154	Thermo Fisher Scientific Inc. (a)	14,771,048	56,548,470
		103,161,434	190,098,366
	Materials & Processing—3.00%
544,100	Energizer Holdings, Inc.(a)	43,036,787	43,827,255

	Producer Durables—5.18%
781,450	Illinois Tool Works Inc.	41,506,589	34,735,452
1,231,475	Pitney Bowes Inc.	41,374,906	40,958,859
		82,881,495	75,694,311
	Technology—3.89%
953,800	Anixter International Inc.(a)	60,183,757	56,760,638

	Total Common Stocks	1,313,955,398	1,461,200,590

Principal Amount	REPURCHASE AGREEMENT—0.35%	Cost	Market Value

$5,064,538	Fixed Income Clearing Corporation, 0.45%, dated 9/30/2008, due 10/1/2008, repurchase price $5,064,601, (collateralized by Federal Home Loan Bank Discount Note, 0.00% due 11/21/08)	$5,064,538	$5,064,538
	Total Investments—100.45%	$1,319,019,936	1,466,265,128
	Liabilities less Other Assets—(0.45%)		(6,616,653)
	NET ASSETS—100%		$1,459,648,475

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

September 30, 2008

Ariel Focus Fund

Number of Shares	COMMON STOCKS—94.44%	Cost	Market Value

	Autos & Transportation—5.39%
23,800	Toyota Motor Corp., ADR	$2,378,479	$2,042,040

	Consumer Discretionary & Services—29.14%
54,700	Accenture Ltd, Class A	1,534,439	2,078,600
26,900	Black & Decker Corp.	2,202,921	1,634,175
50,200	Carnival Corp.	2,082,067	1,774,570
53,400	eBay, Inc. (a)	1,197,855	1,195,092
45,400	Omnicom Group Inc.	2,040,682	1,750,624
36,500	Tiffany & Co.	1,344,561	1,296,480
42,600	Walt Disney Co.	1,196,606	1,307,394
		11,599,131	11,036,935
	Financial Services—18.32%
34,800	Aflac Inc.	1,762,227	2,044,500
31,000	American Express Company	1,200,322	1,098,330
11,000	Franklin Resources, Inc.	960,754	969,430
44,600	JPMorgan Chase & Co.	1,883,620	2,082,820
42,420	UBS AG (a)	2,427,899	744,047
		8,234,822	6,939,127
	Health Care—14.82%
29,875	Covidien Ltd.	1,059,293	1,606,080
87,600	IMS Health Inc.	2,008,114	1,656,516
33,900	Johnson & Johnson	2,133,109	2,348,592
		5,200,516	5,611,188
	Materials & Processing—2.35%
34,700	USG Corp.(a)	1,566,852	888,320

	Other—9.71%
531	Berkshire Hathaway Inc., Class B (a)	1,578,910	2,333,745
38,375	Tyco International Ltd.	1,600,611	1,343,893
		3,179,521	3,677,638
	Producer Durables—5.30%
45,200	Illinois Tool Works Inc.	2,346,583	2,009,140

	Technology—9.41%
105,500	Dell Inc.(a)	2,505,203	1,738,640
15,600	International Business Machines Corp.	1,227,796	1,824,576
		3,732,999	3,563,216
	Total Common Stocks	38,238,903	35,767,604

Principal Amount	REPURCHASE AGREEMENT—3.46%	Cost	Market Value

$1,309,849	Fixed Income Clearing Corporation, 0.45%, dated 9/30/2008, due 10/1/2008, repurchase price $1,309,866, (collateralized by Federal Home Loan Bank Discount Note, 0.00%, due 11/21/2008)	$1,309,849	$1,309,849
	Total Investments—97.90%	$39,548,752	37,077,453
	Other Assets less Liabilities—2.10%		793,726
	NET ASSETS—100.00%		$37,871,179

(a) Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Statements of Assets & Liabilities	September 30, 2008

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,833,587,203, $1,313,955,398 and $38,238,903, respectively)	$1,807,571,834	$1,461,200,590	$35,767,604
Investments in affiliated issuers, at value (cost $76,931,434)	25,877,280	—	—
Repurchase agreements, at value (cost $14,038,393, $5,064,538 and $1,309,849, respectively)	14,038,393	5,064,538	1,309,849
Receivable for fund shares sold	681,826	1,070,868	130,430
Receivable for securities sold	4,253,057	6,927,985	670,803
Dividends and interest receivable	9,257,885	3,091,682	35,112
Prepaid and other assets	30,207	10,353	5,798
Total assets	1,861,710,482	1,477,366,016	37,919,596

Liabilities:
Payable for securities purchased	7,690,657	13,928,577	—
Payable for fund shares redeemed	7,254,271	2,860,925	13,778
Other liabilities	1,187,383	928,039	34,639
Total liabilities	16,132,311	17,717,541	48,417
Net Assets	$1,845,578,171	$1,459,648,475	$37,871,179

Net Assets Consist of:
Paid-in capital	$2,054,966,722	$1,215,590,123	$41,456,678
Undistributed net investment income	12,695,363	4,738,073	88,251
Accumulated net realized gain (loss) on investment transactions	(145,014,391)	92,075,087	(1,202,451)
Net unrealized appreciation (depreciation) on investments	(77,069,523)	147,245,192	(2,471,299)
Total net assets	$1,845,578,171	$1,459,648,475	$37,871,179

Total net assets	$1,845,578,171	$1,459,648,475	$37,871,179

Shares outstanding (no par value)	50,517,110	40,107,220	3,888,038

Net asset value, offering and redemption price per share	$36.53	$36.39	$9.74

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

Statements of Operations	Year Ended September 30, 2008

		Ariel	Ariel
	Ariel	Appreciation	Focus
	Fund	Fund	Fund
Investment Income:
Dividends
Unaffiliated Issuers	$50,216,633	$30,020,180	$635,217 (a)
Affiliated Issuers	2,127,539 (b)	—	—
Interest	402,962	85,129	29,595
Total investment income	52,747,134	30,105,309	664,812

Expenses:
Management fees	16,617,317	13,152,061	308,278
Distribution fees	7,212,417	4,770,024	102,759
Shareholder service fees	4,070,524	2,233,796	22,148
Transfer agent fees and expenses	1,302,263	897,454	66,985
Printing and postage expenses	684,508	539,541	16,612
Trustees’ fees and expenses	306,420	220,831	68,637
Custody fees and expenses	213,285	435,486	3,129
Professional fees	178,999	134,260	46,855
Interest expense	88,414	163,462	—
Federal and state registration fees	53,821	41,875	21,005
Miscellaneous expenses	191,940	126,986	7,210
Total expenses before reimbursements	30,919,908	22,715,776	663,618
Expense reimbursements	—	—	(149,821)
Net expenses	30,919,908	22,715,776	513,797
Net investment income	21,827,226	7,389,533	151,015

Realized and unrealized gain (loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated Issuers	(145,916,131)	121,253,985	(1,140,877)
Affiliated Issuers	10,550,128 (b)	—	—
Change in net unrealized depreciation on investments and foreign currency translations	(814,452,102)	(573,815,351)	(6,216,324)
Net loss on investments	(949,818,105)	(452,561,366)	(7,357,201)
Net decrease in net assets resulting from operations	$(927,990,879)	$(445,171,833)	$(7,206,186)

(a) Net of $4,512 in foreign tax withheld.

(b) See Note Five for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

800.292.7435

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Operations:
Net investment income	$21,827,226	$1,891,797	$7,389,533	$8,834,075
Net realized gain (loss) on investments and foreign currency translations	(135,366,003)	314,487,706	121,253,985	185,959,112
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	(814,452,102)	161,698,054	(573,815,351)	125,580,243
Net increase (decrease) in net assets from operations	(927,990,879)	478,077,557	(445,171,833)	320,373,430

Distributions to shareholders:
Net investment income	(11,015,385)	—	(11,483,580)	(1,232,376)
Capital gains	(318,392,871)	(269,304,352)	(209,771,457)	(189,484,532)
Total distributions	(329,408,256)	(269,304,352)	(221,255,037)	(190,716,908)

Share transactions:
Shares sold	406,353,176	698,765,802	191,202,974	367,297,911
Shares issued to holders in reinvestment of dividends	283,867,618	236,050,404	212,808,158	183,697,049
Shares redeemed	(1,562,289,778)	(1,449,508,007)	(730,610,034)	(960,173,632)
Net decrease from share transactions	(872,068,984)	(514,691,801)	(326,598,902)	(409,178,672)

Total decrease in net assets	(2,129,468,119)	(305,918,596)	(993,025,772)	(279,522,150)

Net Assets:
Beginning of year	3,975,046,290	4,280,964,886	2,452,674,247	2,732,196,397
End of period	$1,845,578,171	$3,975,046,290	$1,459,648,475	$2,452,674,247
Undistributed net investment income included in net assets at end of period	$12,703,638	$1,891,797	$4,738,073	$8,832,848

Capital share transactions:
Shares sold	9,278,100	12,774,043	4,560,171	7,312,403
Shares reinvested	5,953,012	4,608,559	4,821,806	3,820,391
Shares redeemed	(37,511,694)	(26,914,002)	(17,694,449)	(19,096,650)
Net decrease in shares outstanding	(22,280,582)	(9,531,400)	(8,312,472)	(7,963,856)

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

September 30, 2008

	Ariel Focus Fund
	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Operations:
Net investment income	$151,015	$164,678
Net realized gain (loss) on investments and foreign currency translations	(1,140,877)	950,199
Change in net unrealized appreciation/depreciation on investments and foreign currency translations	(6,216,324)	2,626,393
Net increase (decrease) in net assets from operations	(7,206,186)	3,741,270

Distributions to shareholders:
Net investment income	(157,966)	(137,420)
Capital gains	(971,843)	—
Total distributions	(1,129,809)	(137,420)

Share transactions:
Shares sold	8,928,994	13,692,371
Shares issued to holders in reinvestment of dividends	973,907	134,532
Shares redeemed	(6,970,474)	(3,149,419)
Net increase from share transactions	2,932,427	10,677,484

Total increase (decrease) in net assets	(5,403,568)	14,281,334

Net Assets:
Beginning of year	43,274,747	28,993,413
End of period	$37,871,179	$43,274,747
Undistributed net investment income included in net assets at end of period	$88,632	$95,583

Capital share transactions:
Shares sold	829,292	1,173,710
Shares reinvested	87,771	11,588
Shares redeemed	(655,962)	(270,256)
Net increase in shares outstanding	261,101	915,042

The accompanying notes are an integral part of the financial statements.

800.292.7435

Financial Highlights For a share outstanding throughout each period

	Year Ended September 30
Ariel Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$54.60	$52.00	$54.55	$50.62	$40.84
Income from investment operations:
Net investment income	0.36	0.03	0.09	0.04	0.02
Net realized and unrealized gains (losses) on investments	(13.78)	5.97	0.99	5.70	9.76
Total from investment operations	(13.42)	6.00	1.08	5.74	9.78

Distributions to shareholders:
Dividends from net investment income	(0.15)	—	(0.15)	(0.02)	—
Distributions from capital gains	(4.50)	(3.40)	(3.48)	(1.79)	—
Total distributions	(4.65)	(3.40)	(3.63)	(1.81)	—
Net asset value, end of period	$36.53	$54.60	$52.00	$54.55	$50.62
Total return	(26.55)%	11.97%	2.16%	11.54%	23.95%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,845,578	$3,975,046	$4,280,965	$5,017,851	$3,387,346
Ratio of expenses to average net assets	1.07%	1.03%	1.07%	1.03%	1.07%
Ratio of net investment income to average net assets	0.76%	0.05%	0.19%	0.08%	0.06%
Portfolio turnover rate	24%	25%	28%	19%	16%

	Year Ended September 30
Ariel Appreciation Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$50.65	$48.46	$48.32	$44.62	$38.99
Income from investment operations:
Net investment income	0.17	0.18	0.12	0.09	0.01
Net realized and unrealized gains (losses) on investments	(9.74)	5.49	2.35	4.86	5.62
Total from investment operations	(9.57)	5.67	2.47	4.95	5.63

Distributions to shareholders:
Dividends from net investment income	(0.23)	(0.02)	(0.13)	(0.05)	—
Distributions from capital gains	(4.46)	(3.46)	(2.20)	(1.20)	—
Total distributions	(4.69)	(3.48)	(2.33)	(1.25)	—
Net asset value, end of period	$36.39	$50.65	$48.46	$48.32	$44.62
Total return	(20.49)%	12.09%	5.32%	11.26%	14.44%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,459,648	$2,452,674	$2,732,196	$3,353,103	$2,919,117
Ratio of expenses to average net assets, including reimbursements	1.19%	1.12%	1.16%	1.14%	1.15	%(a)
Ratio of net investment income to average net assets	0.39%	0.33%	0.27%	0.17%	0.01%
Portfolio turnover rate	26%	29%	25%	25%	19%

(a) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com

September 30, 2008

	Year Ended September 30			June 30, 2005(a) to September
Ariel Focus Fund	2008	2007	2006	30, 2005
Net asset value, beginning of year	$11.93	$10.69	$10.23	$10.00
Income from investment operations:
Net investment income	0.04	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	(1.92)	1.24	0.56	0.22
Total from investment operations	(1.88)	1.29	0.60	0.23

Distributions to shareholders:
Dividends from net investment income	(0.04)	(0.05)	(0.03)	—
Distributions from capital gains	(0.27)	—	(0.11)	—
Total distributions	(0.31)	(0.05)	(0.14)	—
Net asset value, end of period	$9.74	$11.93	$10.69	$10.23
Total return	(16.08)%	12.05%	6.00%	2.30	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$37,871	$43,275	$28,993	$10,815
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25	%(c)
Ratio of expenses to average net assets, excluding waivers	1.61%	1.63%	2.20%	2.55	%(c)
Ratio of net investment income to average net assets, including waivers	0.37%	0.43%	0.48%	0.41	%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.00%	0.05%	(0.47)%	(0.89	)%(c)
Portfolio turnover rate	49%	28%	29%	15	%(b)

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

The accompanying notes are an integral part of the financial statements.

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Notes to the Financial Statements

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred.  Based on experience, however, the risk of loss is expected to be remote.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable  U.S. federal and state tax jurisdictions (tax years ended September 30, 2005-2008) for purposes of implementing FIN 48 and, as a result, has determined that there is no material impact on the financial statements.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007.  FAS 157 establishes a frame-work for measuring fair value and expands financial statement disclosures about fair value measurements. While Management is currently evaluating the impact of adopting FAS 157, as of this report date, Management believes that the adoption will have no effect on the Funds’ fair value measurements, but will result in additional disclosures.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions—The books and records of the Funds are maintained in U.S. dollars and transactions de-nominated in foreign currencies, if any, are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies, if any, are adjusted to reflect current exchange rates. The effect of changes in foreign exchange rates, if any, on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates, if any, from the changes in market prices of the securities.

Repurchase agreements—The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

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September 30, 2008

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses—The Funds contract and are charged for those expenses that are directly attributable to each Fund.  Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. Reclassifications recorded in the net asset accounts at September 30, 2008 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Paid-in-capital	—	—	—
Undistributed net investment income	(8,275)	—	(381)
Accumulated net realized gain	8,275	—	381

Note Three | Investment transactions, distributions and federal income tax matters

Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2008 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$678,163,634	$497,327,237	$20,640,283
Sales	1,834,961,582	1,027,835,417	19,773,808

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2008 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost	$1,934,653,138	$1,325,486,098	$39,847,306

Unrealized appreciation	$436,654,795	$371,819,334	$3,258,984
Unrealized depreciation	(523,820,426)	(231,040,304)	(6,028,837)
Net unrealized (depreciation)	$(87,165,631)	$140,779,030	$(2,769,853)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales.

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Notes to the Financial Statements (continued)

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2008	2007	2008	2007	2008	2007
Distributions from:
Ordinary income	$21,027,045	$—	$12,696,290	$9,569,472	$844,581	$137,420
Long-term capital gains	308,381,211	269,304,352	208,558,747	181,147,436	285,228	—
Total distributions	$329,408,256	$269,304,352	$221,255,037	$190,716,908	$1,129,809	$137,420

The components of accumulated earnings at September 30, 2008 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$12,695,363	$5,008,452	$88,251
Undistributed long-term capital gains	—	98,270,870	—
Tax accumulated earnings	12,695,363	103,279,322	88,251
Accumulated capital and other losses	(134,918,283)	—	(903,897)
Unrealized appreciation (depreciation) on investments	(87,165,631)	140,779,030	(2,769,853)
Total accumulated earnings	$(209,388,551)	$244,058,352	$(3,585,499)

As of September 30, 2008, the Funds (where applicable) elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year. Ariel Fund and Ariel Focus Fund had post-October losses of $134,918,283 and $903,897, respectively.

Note Four | Investment advisory and other transactions with related parties

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its

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September 30, 2008

services. Distribution fee expense totaled $7,212,417 for Ariel Fund, $4,770,024 for Ariel Appreciation Fund and $102,759 for Ariel Focus Fund during the year ended September 30, 2008. These amounts were paid to the Distributor, which reallowed $5,394,048 for Ariel Fund, $3,675,147 for Ariel Appreciation Fund and $39,435 for Ariel Focus Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the year ended September 30, 2008 with affiliated companies:

	Share Activity				Year Ended September 30, 2008
Security Name	Balance September 30, 2007	Purchases	Sales	Balance September 30, 2008	Market Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares
ACCO Brands Corp.	3,380,000	52,000	—	3,432,000	$25,877,280	$—	$—
Anixter International Inc.*	2,218,775	—	668,900	1,549,875	*	—	15,897,859
Assured Guaranty Ltd.*	5,440,950	440,400	5,881,350	—	—	332,459	9,741,800
BearingPoint, Inc.*	17,554,450	66,500	17,620,950	—	—	—	(114,790,274)
Hewitt Associates, Inc.*	6,660,350	—	4,220,500	2,439,850	*	—	45,111,152
IDEX Corp.*	4,562,700	—	2,928,400	1,634,300	*	1,795,080	54,589,591
					$25,877,280	$2,127,539	$10,550,128

* No longer an affiliated company as of September 30, 2008.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

Note Six | Line of credit

The Funds opened a $125,000,000 Line of Credit (the “Line”), all of which is uncommitted, with State Street Bank and Trust Company on April 15, 2008. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

During the period from April 15, 2008 through September 30, 2008, the details of the borrowing were as follows:

Fund	Average Daily Borrowings	Number of Days Outstanding	Weighted Average Annualized Interest Rate
Ariel Fund	$12,153,803	97	2.70%
Ariel Appreciation Fund	14,122,613	158	2.64%

800.292.7435

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Funds” within Ariel Investment Trust), including the schedules of investments, as of September 30, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from June 30, 2005, commencement of operations, to September 30, 2005, and each of the years in the three-year period then ended, for Ariel Focus Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (period from June 30, 2005 to September 30, 2005, and each of the years in the three-year period then ended, for Ariel Focus Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 19, 2008

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Fund Expense Example

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2008 to September 30, 2008.

Actual expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled Expenses Paid During Period, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Fund and Return	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*

Ariel Fund
Actual	$1,000.00	$886.90	$4.95	1.05%
Hypothetical (5% before expenses)	1,000.00	1,019.75	5.30	1.05%

Ariel Appreciation Fund
Actual	$1,000.00	$930.90	$5.65	1.17%
Hypothetical (5% before expenses)	1,000.00	1,019.15	5.91	1.17%

Ariel Focus Fund
Actual	$1,000.00	$933.80	$6.04	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.75	6.31	1.25%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

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Important Supplemental Information	September 30, 2008

2008 Tax Information

The following information for the fiscal year ended September 30, 2008 for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Long term capital gain distributions paid during the year *	$308,381,211	$208,558,747	$285,228
Dividends received deduction % for corporate shareholders	100%	100%	60.72%

* designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2009.  The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record

Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling us at 800-292-7435.  Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address.  We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.  Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov.  Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All Ariel Investment Trust quarterly reports contain a complete schedule of portfolio holdings.  All quarterly reports are made available to shareholders on our web site at arielinvestments.com.  Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 800-292-7435 or by writing to us at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

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Board of Trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mario L. Baeza, Esq. Age: 57	Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995

Chairman and CEO, The Baeza Group, LLC and Baeza & Co., LLC (Hispanic-owned investment firms) since 1995; Founder and Executive Chairman, V-Me Media, Inc. (Spanish-language television network) since 2007. Chairman, TCW/ Latin America Partners, LLC (private equity capital firm), 1996–2006 (CEO 1996–2003)

Air Products and Chemicals, Inc., Brown Shoe Company, Inc., Israel Discount Bank, UrbanAmerica LLC, Hispanic Federation Inc., NYC Latin Media and Entertainment Commission, Upper Manhattan Empowerment Zone

James W. Compton Age: 69	Trustee, Member of Governance and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1997	Retired President and CEO, Chicago Urban League (non-profit, civil rights and community-based organization), 1978 to 2006	Seaway Bank & Trust Company, Commonwealth Edison Company, The Field Museum, DePaul University, The Big Shoulders Fund, ETA Creative Arts Foundation, Inc.

William C. Dietrich Age: 58	Trustee, Chairman of Audit Committee, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986	Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute), since 2001 (Co-Executive Director 2001–2006)

Royce N. Flippin, Jr. Age: 73	Lead Independent Trustee, Member of Management Contracts and Governance Committees, Chairman of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1986 and Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	Technical Career Institute, NYC, TerraCycle, Inc., Independent Directors Council of the Investment Company Institute, Princeton Club of New York

John G. Guffey, Jr. Age: 59	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Served as a Trustee since 1986	President, Aurora Press, Inc. (publisher of trade paperback books) since 2003; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital firm), 1988 to 2003	Calvert Social Investment Foundation, Calvert Group of Funds, except for Calvert Variable Series

Mellody L. Hobson Age: 39	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006.	President, Ariel Investments since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

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Board of Trustees (continued)

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Christopher G. Kennedy Age: 45	Trustee, Member of Audit and Governance Committees	Indefinite, until successor elected Served as a Trustee since 1995	President, Merchandise Mart Properties, Inc. (real estate management firm) since 2000; Executive Officer, Vornado Realty Trust (publicly traded real estate investment trust) since 2000	Interface Inc., Rehabilitation Institute of Chicago, Catholic Theological Union

Merrillyn J. Kosier Age: 48	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

William M. Lewis, Jr. Age: 51	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004; Managing Director and Co-Head of the Global Banking Department, Morgan Stanley, 1999 to 2004	Darden Restaurants, Inc., Phillips Academy, Carnegie Endowment for International Peace

H. Carl McCall Age: 73	Trustee, Chairman of Governance Committee, Member of Audit Committee	Indefinite, until successor elected Served as a Trustee since 2006	Principal, Convent Capital, LLC (financial advisory firm) since 2004; Comptroller of the State of New York, 1993 to 2002

John W. Rogers, Jr. Age: 50	Trustee	Indefinite, until successor elected Served as a Trustee 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments, Lead Portfolio Manager, Ariel Fund & Ariel Appreciation Fund	Aon Corporation, Exelon Corporation, McDonald’s Corporation, Chicago Urban League, John S. and James L. Knight Foundation

James M. Williams Age: 61	Trustee, Chairman of Management Contracts Committee	Indefinite, until successor elected Served as a Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002; President, Harbor Capital Advisors and Harbor Mutual Funds, 2000 to 2002	SEI Mutual Funds

CHAIRMAN EMERITUS Bert N. Mitchell, CPA Age: 69	Chairman Emeritus of the Board of Trustees (has no trustee duties or responsibilities)	Served as a Trustee from 1986 to 2006 and Independent Chairman from 1995 to 2006	Chairman and CEO, Mitchell & Titus, LLP (certified public accounting firm) since 1974	Seedco (Structured Employment Economic Development Corporation)

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships held by officer

Mareile B. Cusack Age: 50	Vice President, Assistant Secretary	Indefinite, until successor elected Served as Vice President and Assistant Secretary since 2008

Vice President, Ariel Investments since 2007, General Counsel since October 2008; Vice President and Associate General Counsel, Chicago Stock Exchange, Inc. 2007 and Chief Enforcement Counsel, 2004 to 2007; Executive Managing Director, Strategic Legal Resources, Inc. 2003 to 2004.

International Visitors Center of Chicago

Thomas E. Herman, CPA Age: 46	Chief Financial Officer and Treasurer	Indefinite, until successor elected Served as Chief Financial Officer and Treasurer since 2005

Chief Financial Officer and Treasurer since 2006; Senior Vice President, Finance, 2005 to 2006; Vice President, Controller, 2004 to 2005, Ariel Investments; Regional Financial Manager, Otis Elevator Company, 1999 to 2004

Chicago Children’s Theatre, Community Health Charities of Illinois

Mellody L. Hobson Age: 39	Chairman of the Board of Trustees and President; Member of Executive Committee	Indefinite, until successor elected Served as a Trustee since 1993, President since 2002 and Chairman since 2006	President, Ariel Investments, since 2000

DreamWorks Animation SKG, Inc., The Estée Lauder Companies Inc., Starbucks Corporation, Sundance Institute, Chicago Public Education Fund, Chicago Public Library, The Field Museum, Investment Company Institute (Board of Governors)

Merrillyn J. Kosier Age: 48	Trustee and Vice President	Indefinite, until successor elected Served as a Trustee since 2003 and Vice President since 1999	Executive Vice President, Ariel Investments since 1999, Chief Marketing Officer, Mutual Funds since 2007	Loyola University Advisory Board and Council of Regents, Chair of Mutual Fund Education Alliance, Harris Theater for Music and Dance, Lupus Foundation of America, Inc.

Anita M. Zagrodnik Age: 48	Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Indefinite, until successor elected Served as Vice President, Assistant Secretary and Assistant Treasurer since 2003; Chief Compliance Officer, Ariel Investment Trust since 2004, Secretary since 2007	Vice President, Fund Administration, Ariel Investments since 2003; Principal, ideassociates, LLC (financial services consulting firm), 1999 to 2003

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is three. Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

Celebrating 25 years of patient investing

ARIEL INVESTMENT TRUST

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

arielinvestments.com

TPI ©10/08

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions. A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) John G. Guffey, Jr. and (4) H. Carl McCall.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $55,600 and $53,500.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $0 and $0.

(c) Tax Fees. The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $9,450 and $9,300.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d) All Other Fees. The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2008 and September 30, 2007, respectively, were $0 and $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) KPMG did not provide any services to the investment adviser or any affiliate for the fiscal years ended September 30, 2008 and September 30, 2007. The registrant has not paid any fees for non-audit services not previously disclosed in Items 4 (b)-(d).

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody Hobson
Mellody Hobson
President and Principal Executive Officer

Date:	December 18, 2008

By:	/s/ Thomas Herman
Thomas Herman
Vice President and Principal Financial Officer

Date:	December 18, 2008